                     Monthly Certificateholder's Statement
                      Proffitt's Credit Card Master Trust
                                 Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc., as Servicer and Norwest Bank Minnesota, National Association, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the Series 1997-2 Certificates is set forth below:


        Date of the Certificate                                   March 10, 1998
        Monthly Period ending:                                 February 28, 1998
        Determination Date                                        March 10, 1998
        Distribution Date                                         March 16, 1998


                                                 General
  201   Amortization Period                                                                            No           201
  202   Early Amortization Period                                                                      No           202
  203   Class A Investor Amount paid in full                                                           No           203
  204   Class B Investor Amount paid in full                                                           No           204
  205   Collateral Indebtedness Amount paid in full                                                    No           205
  206   Proffitt's Inc. is the Servicer                                                               Yes           206

                                            Investor Amount
                                                                                                as of the end of
                                                             as of the end of prior               the relevant
                                                                  Monthly Period                 Monthly Period
                                                             ----------------------              ---------------
  207   Series 1997-2 Investor Amount                              $   235,300,000       207(a)  $  235,300,000    207(b)
  208      Class A Investor Amount                                 $   180,000,000       208(a)  $  180,000,000    208(b)
  209      Class B Investor Amount                                 $    20,000,000       209(a)  $   20,000,000    209(b)
  210      Collateral Indebtedness Amount                          $    21,000,000       210(a)  $   21,000,000    210(b)
  211      Class D Investor Amount                                 $    14,300,000       211(a)  $   14,300,000    211(b)

  212   Series 1997-2 Adjusted Investor Amount                     $   235,300,000       212(a)  $  235,300,000    212(b)
  213      Class A Adjusted Investor Amount                        $   180,000,000       213(a)  $  180,000,000    213(b)
  214         Principal Account Balance                            $             -       214(a)  $            -    214(b)
  215      Class B Adjusted Investor Amount                        $    20,000,000       215(a)  $   20,000,000    215(b)

  216      Class A Certificate Rate                                                                    6.50%         216
  217      Class B Certificate Rate                                                                    6.69%         217
  218      Collateral Indebtedness Interest                                                           6.2250%        218
  219      Class D Certificate Rate                                                                   6.5000%        219
  220   Weighted average interest rate for Series 1997-2                                               6.49%         220

                                                                                                as of the end of
                                                             as of the end of prior               the relevant
                                                                  Monthly Period                 Monthly Period
                                                             ----------------------              ---------------
  221   Series 1997-2 Investor Percentage with respect
        to Finance Charge Receivables                                69.32%              221(a)        40.51%        221(b)
  222      Class A                                                   53.03%              222(a)        30.99%        222(b)
  223      Class B                                                   5.89%               223(a)         3.44%        223(b)
  224      Collateral Indebtedness Amount                            6.19%               224(a)         3.62%        224(b)
  225      Class D                                                   4.21%               225(a)         2.46%        225(b)

  226   Series 1997-2 Investor Percentage with respect
        to Principal Receivables                                    69.32%               226(a)        40.51%        226(b)
  227      Class A                                                  53.03%               227(a)        30.99%        227(b)
  228      Class B                                                   5.89%               228(a)         3.44%        228(b)
  229      Collateral Indebtedness Amount                            6.19%               229(a)         3.62%        229(b)
  230      Class D                                                   4.21%               230(a)         2.46%        230(b)

  231   Series 1997-2 Investor Percentage with respect
        to Allocable Amounts                                        69.32%               231(a)        40.51%        231(b)
  232      Class A                                                  53.03%               232(a)        30.99%        232(b)
  233      Class B                                                   5.89%               233(a)         3.44%        233(b)
  234      Collateral Indebtedness Amount                            6.19%               234(a)         3.62%        234(b)
  235      Class D                                                   4.21%               235(a)         2.46%        235(b)


                                             Collections Allocated to Series 1997-2
  236   Series allocation of collections of
        Principal Receivables                                                                   $   73,533,030      236
  237      Class A                                                                              $   56,251,362      237
  238      Class B                                                                              $    6,250,151      238
  239      Collateral Indebtedness Amount                                                       $    6,562,659      239
  240      Class D                                                                              $    4,468,858      240

  241   Series allocation of collections of
        Finance Charge Receivables                                                              $    7,406,518      241
  242      Class A                                                                              $    5,665,845      242
  243      Class B                                                                              $      629,538      243
  244      Collateral Indebtedness Amount                                                       $      661,015      244
  245      Class D                                                                              $      450,120      245

        Available Funds
        ---------------
  246      Class A Available Funds                                                              $    5,665,845      246
  247         The amount to be withdrawn from the Reserve
               Account to be included in Class A available funds                                $            -      247
  248         Principal Investment Proceeds to be included
               in Class A Available Funds                                                       $            -      248
  249         The amount of investment earnings on amounts
                held in the Reserve Account to be included
                in Class A available funds                                                      $            -      249

  250      Class B Available Funds                                                              $      629,538      250
  251         The amount to be withdrawn from the Reserve
                Account to be included in Class B available funds                               $            -      251
  252         Principal Investment Proceeds to be included in
                Class B Available Funds                                                         $            -      252
  253         The amount of investment earnings on amounts held
                in the Reserve Account to be included in
                Class B available funds                                                         $            -      253

  254   Collateral Available Funds                                                              $      661,015      254

  255   Class D Available Funds                                                                 $      450,120      255

                                                    Application of Collections

        Class A
        -------
  256   Class A Monthly Interest for the related Distribution
          Date, plus the amount of any Class A Monthly
          Interest previously due but not paid plus any additional
          interest with respect to interest amounts that were
          due but not paid on a prior Distribution date                                         $      975,000      256
  257   If Proffitt's Inc. is no longer the Servicer,
          an amount equal to Class A Servicing fee for
          the related Distribution Date                                                         $            -      257
  258   Class A Allocable Amount                                                                $    1,053,039      258
  259   An amount to be included in the Excess Spread                                           $    3,637,806      259

        Class B
        -------
  260   Class B Monthly Interest for the related
          Distribution Date, plus the amount of
          any Class B Monthly Interest previously due
          but not paid plus any additional interest with
          respect to interest amounts that were due but not
          paid on a prior Distribution date                                                     $      111,500      260

  261   If Proffitt's Inc. is no longer the Servicer, an
          amount equal to Class B Servicing fee for
          the related Distribution Date                                                         $            -      261
  262   An amount to be included in the Excess Spread                                           $      518,038      262

        Collateral
        ----------
  263   If Proffitt's Inc. is no longer the Servicer, an
          amount equal to Collateral Servicing fee for
          the related Distribution Date                                                         $            -      263
  264   An amount to be included in the Excess Spread                                           $      661,015      264

        Class D
        -------
  265   If Proffitt's Inc. is no longer the Servicer, an
          amount equal to Class D Servicing fee for
          the related Distribution Date                                                         $            -      265
  266   An amount to be included in the Excess Spread                                           $      450,120      266

  267   Available Excess Spread                                                                 $    5,266,980      267



  268   Available Shared Excess Finance Charge Collections                                      $             -      268

  269   Class A Required Amount is to be used to fund
          any deficiency in line256, line257 and line258                                        $             -      269
  270   The aggregate amount of Class A Investor
          Charge Offs which have not been previously reimbursed                                 $             -      270
  271   Class B Required Amount to the extent attributable to
          line260, and line261                                                                  $             -      271
  272   Class B Allocable Amount                                                                $       117,004      272
  273   Any remaining portion of the Class B Required Amount                                    $             -      273
  274   An amount equal to any unreimbursed reductions of
          the Class B Investor Amount, if any, due to:
          (i) Class B Investor Charge Offs; (ii) Reallocated
          Principal Collections; (iii) reallocations of the
          Class B Investor Amount to the Class A Investor Amount                                $             -     274
  275   Collateral Monthly Interest for the related
          Distribution Date plus Collateral Monthly Interest
          previously due but not paid to the Collateral Indebtedness
          Holder plus Collateral Additional Interest                                            $        98,044     275
  276   Class A Servicing Fee plus Class B Servicing Fee
          plus Collateral Servicing Fee due for the relevant
          Monthly Period and not paid above                                                     $       368,333     276
  277   Class A Servicing Fee plus Class B Servicing Fee
          plus Collateral Servicing Fee due but not
          distributed to the Servicer for prior Monthly Periods                                 $             -     277
  278   Collateral Allocable Amount                                                             $       122,855     278
  279   Any unreimbursed reductions of the Collateral
          Indebtedness Amount (CIA), if any, due to:
          (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
          (iii) reallocations of the CIA to the Class A or Class B
          Investor Amount                                                                     $             -     279
  280   The excess, if any, of the Required Cash
          Collateral Amount over the Available
          Collateral Amount                                                                     $             -     280
  281   An amount equal to Class D Monthly Interest
          due but not paid to the Class D Certificateholders
          plus Class D Additional Interest                                                      $        77,458     281
  282   Class D Servicing Fee due for the relevant
          Monthly Period and not paid above                                                     $        23,833     282
  283   Class D Servicing Fee due but not distributed to
          the Servicer for prior Monthly Periods                                                $             -     283
  284   Class D Allocable Amount                                                                $        83,658     284
  285   Any unreimbursed reductions of the Class D
          Investor Amount, if any, due to: (i)
          Class D Investor Charge Offs; (ii) Reallocated
          Principal Collections; (iii) reallocations of the
          Class D Investor Amounts to the Class A or Class B
          Investor Amount or CIA                                                                $             -     285
  286   Aggregate amount of any other amounts due to the
         Collateral Indebtedness Holder pursuant to the
         Loan Agreement                                                                         $             -     286
  287   Excess, if any, of the Required Reserve Account
         Amount over the amount on deposit in the
         Reserve Account                                                                        $             -     287
  288   Shared Excess Finance Charge Collections                                                $     4,375,794     288


                                                Determination of Monthly Principal

  289   Class A Monthly Principal (the least of
         line#290, line#291 and line#208)                                                       $             -     289
  290      Available Principal Collections held in the
             Collection Account                                                                 $    73,533,030     290
  291      Class A Accumulation Amount                                                          $             -     291

  292   Class B Monthly Principal (the least of
          line#293, line#294 and line#209) (distributable
          only after payout of Class A)                                                         $             -     292
  293      Available Principal Collections held in the
            Collection Account less portion of such
            Collections applied to Class A Monthly Principal                                    $    73,533,030     293
  294      Class B Accumulation Amount                                                          $             -     294

  295   Collateral Monthly Principal (prior to payout
           of Class B) (the least of line#296 and line#297)                                     $             -     295
  296      Available Principal Collections held in the
            Collection Account less portion of such
            Collections applied to Class A and Class B Monthly
            Principal                                                                           $    73,533,030     296
  297      Enhancement Surplus                                                                  $             -     297

  298   Class D Monthly Principal                                                               $             -     298


  299      Available Principal Collections held in the
            Collection Account less portion of such
            Collections applied to Class A, Class B
            or collateral Monthly Principal                                                     $   73,533,030     299



                                                   Available Enhancement Amount

  300   Available Enhancement Amount                                                            $   35,300,000     300
  301      Amount on Deposit in the Cash Collateral Account                                     $            -      301

                                                 Reallocated Principal Collections

  302   Reallocated Principal Collections                                                       $            -      302
  303      Class D Principal Collections (to the extent
             needed to fund Required Amounts)                                                   $            -      303
  304      Collateral Principal Collections (to the
             extent needed to fund Required Amounts)                                            $            -      304
  305      Class B Principal Collections (to the
             extent needed to fund Required Amounts)                                            $            -      305

                                        Investor Default Amounts, Adjustment Amounts, and
                                                         Allocable Amounts
                                                                        %                            Amount
                                                                  -------------                -----------------
  306   Series 1997-2 Default Amount                                  69.32%           306(a)  $     1,376,556     306(b)
  307   Class A Investor Default Amount                               53.03%           307(a)  $     1,053,039     307(b)
  308   Class B Investor Default Amount                               5.89%            308(a)  $       117,004     308(b)
  309   Collateral Default Amount                                     6.19%            309(a)  $       122,855     309(b)
  310   Class D Investor Default Amount                               4.21%            310(a)  $        83,658     310(b)

  311   Series 1997-2 Adjustment Amount                                                        $             -     311
  312   Class A Adjustment Amount                                                              $             -     312
  313   Class B Adjustment Amount                                                              $             -     313
  314   Collateral Adjustment Amount                                                           $             -     314
  315   Class D Adjustment Amount                                                              $             -     315

  316   Series 1997-2 Allocable Amount                                                         $     1,376,556     316
  317      Class A Allocable Amount                                                            $     1,053,039     317
  318      Class B Allocable Amount                                                            $       117,004     318
  319      Collateral Allocable Amount                                                         $       122,855     319
  320      Class D Allocable Amount                                                            $        83,658     320

                                                         Required Amounts

  321   Class A Required Amount                                                                $             -     321
  322      Class A Monthly Interest for current
             Distribution Date                                                                 $       975,000     322
  323      Class A Monthly Interest previously
             due but not paid                                                                  $             -     323
  324      Class A Additional Interest for prior Monthly
             Period or previously due but not paid                                             $             -     324
  325      Class A Servicing Fee (if Proffitt's is
             no longer the Servicer)                                                           $             -     325

  326   Class B Required Amount                                                                $             -     326
  327      Class B Monthly Interest for current
             Distribution Date                                                                 $       111,500     327
  328      Class B Monthly Interest previously due
             but not paid                                                                      $             -     328
  329      Class B Additional Interest for prior Monthly
             Period or previously due but not paid                                             $             -     329
  330      Class B Servicing Fee (if Proffitt's is
             no longer the Servicer)                                                           $             -     330
  331     Excess of Class B Allocable Amount over funds
             available to make payments                                                        $             -     331

  332   Collateral Required Amount                                                             $             -     332
  333      Collateral Monthly Interest for
             current Distribution Date                                                         $        98,044     333
  334      Collateral Monthly Interest previously
             due but not paid                                                                  $             -     334
  335      Collateral Additional Interest for prior
             Monthly Period or previously due but not paid                                     $             -     335
  336      Collateral Servicing Fee (if Proffitt's is no
             longer the Servicer)                                                              $             -     336
  337     Excess of Collateral Allocable Amount over funds
             available to make payments                                                        $             -     337



                                               Reduction of Investor Amounts

        Class A
        -------
  338   Class A Investor Amount reduction                                                      $            -      338
  339      Class A Investor Charge Off                                                         $            -      339
  340      Reductions of the Class A Investor Amount                                           $            -      340
        Class B
        -------
  341   Class B Investor Amount reduction                                                      $            -      341
  342      Class B Investor Charge Off                                                         $            -      342
  343      Reductions of the Class B Investor Amount                                           $            -      343
  344      Reallocated Principal Collections applied to Class A                                $            -      344
        Collateral
        ----------
  345   Collateral Indebtedness Amount reduction                                               $            -      345
  346      Collateral Indebtedness Amount Charge Off                                           $            -      346
  347      Reductions of the Collateral Indebtedness Amount                                    $            -      347
  348      Reallocated Principal Collections applied to Class B                                $            -      348
        Class D
        -------
  349   Class D Investor Amount reduction                                                      $            -      349
  350      Class D Investor Charge Off                                                         $            -      350
  351      Reductions of the Class D Investor Amount                                           $            -      351
  352      Reallocated Principal Collections applied to
            Collateral Indebtedness Amount                                                     $            -      352

                                                           Servicing Fee

  353   Series 1997-2 Servicing Fee                                                            $       392,167     353
  354      Class A Servicing Fee                                                               $       300,000     354
  355      Class B Servicing Fee                                                               $        33,333     355
  356      Collateral Servicing Fee                                                            $        35,000     356
  357      Class D Servicing Fee                                                               $        23,833     357



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of March, 1998

        Proffitt's Inc.,
        as Servicer

        By: /s/ James S. Scully
           ---------------------------------
        Name:  James S. Scully
        Title: Vice President and Treasurer